Fees Summary	May 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 497,243,500
Previously Paid Amount	0
Total Fee Amount	68,669.33
Total Offset Amount	0
Net Fee	$ 68,669.33
Final Prospectus	false